Exhibit 99.7

DRIVER SUPPORT FAQ

What was announced?

Swift Transportation and Knight Transportation have entered an agreement to operate under common ownership. The Swift holding company will be renamed Knight-Swift Transportation Holdings Inc., and the common ownership structure will enable both companies to share best practices, while running the businesses independently and maintaining separate brands. There is no immediate impact in how we do business and we will continue working toward building our brand and realizing our vision.

Richard Stocking and Ginnie Henkels have chosen to pursue other opportunities following the close of the transaction though will stay on until then to ensure a seamless transition. Once the transaction is completed, which we expect to occur in the third quarter of 2017, the combined company will be led by Dave Jackson as CEO and by Adam Miller as CFO, with. Kevin Knight serving as the Executive Chairman. Knight’s Executive Chairman, Kevin Knight, will assume the role of President of Swift (which will operate as a subsidiary of the combined company post-closing) and Knight’s President and CEO, Dave Jackson, will remain President of Knight (which will also operate as a subsidiary of the combined company post-closing.)

How long will all of this take?

We anticipate the transaction to close in the third quarter of 2017.

How does this transaction fit with Swift’s strategy?

Both companies will continue to run their businesses independently and will maintain their separate brands. Bringing together these two long-standing, industry-leading trucking companies means increased scale and a combined strength of resources.

Knight’s dynamic leadership team is committed to the same principles and level of integrity that we live by every day, and we have the utmost confidence that together with the Swift leadership team you know well, we will continue working toward our vision.

How will executive leadership change?

Richard and Ginnie have chosen to pursue other opportunities following the close of the transaction, though will stay on until then to ensure a seamless transition. Once the transaction is completed, Kevin Knight, current Executive Chairman of Knight Transportation, will assume the role of President of Swift (operating as a subsidiary of the combined company).

Do our Mission, Vision and Values change, now?

Swift’s long standing mission, vision and values will continue to guide our company into the future.

How will this affect my pay?

We’re happy to say that we do not expect your pay to be directly impacted by this transaction.

What about my benefits?

Your benefits will remain as they are through closing. Upon closing, we don’t anticipate changes unless necessary by regulatory requirements.

Who will I report to?

Please know that today’s announcement has no immediate impact on the way we operate or on your day-to-day priorities and responsibilities. Swift and Knight will continue to operate as separate companies, therefore your direct leadership reporting lines will remain the same, unless you report directly to Richard Stocking or Ginnie Henkels.

Will we run two separate Accounting/Operations/HR/etc. departments?

As both companies will be separately operated redundancies are necessary to continue serving drivers and customers with excellence. For the next 3-4 months, the Knight-Swift Transition Planning team will evaluate how to best to maintain these distinct brands while sharing best practices and capitalizing on economies of scale where possible.

Will we remain in our buildings?

Yes, this includes all terminals, on-sites and corporate offices.

What will happen to major company projects and implementations?

Today’s announcement has no immediate impact on the way we operate or on your day-to-day priorities and responsibilities. All projects and implementations will continue as scheduled. This includes Project Atlas, the implementation of Swift’s new ERP system, EDGE Leadership Training and the new in-cab tablet technology project, among others.

What will happen with my stock?

Each share of Swift Class A common stock will, by means of a reverse stock split, be converted into .72 of a share of Knight-Swift common stock. The Knight-Swift common stock will trade with the ticker “KNX”.

What will happen with my outstanding equity awards?

Each stock option, restricted stock award, restricted stock unit award, and performance share award that is outstanding prior to the transaction will be adjusted to correspond to the converted Knight-Swift common stock. The closing of the transaction will constitute a change in control under the Swift equity plan and Swift equity awards. As a result, all equity awards will vest upon the closing of the transaction, and in the case of restricted stock unit awards and performance share awards, holders will be settled in Knight-Swift Common Stock on closing of the transaction. Holders of vested Swift stock options will be able to exercise their options into Knight-Swift Common Stock, with an adjusted exercise price that corresponds to the Knight-Swift common stock. Holders of Swift restricted stock awards will hold Knight-Swift common stock as of closing of the transaction. All Swift equity awards will remain subject to the terms and conditions of the applicable award agreements and Swift equity plan following the closing of the transaction.

With respect to the Swift Employee Stock Purchase Plan (“ESPP”), Swift will cause the “Offering Period” under the ESPP to be shortened by setting a new purchase date that is at least ten days prior to the date of the reverse stock split.

What is happening with TransMex?

TransMex will continue to operate as it does today.

How will Jerry Moyes be involved?

Jerry Moyes will serve as a member of the Board of the combined company and act as special advisor to the Executive Chairman, Kevin Knight, and the Vice Chairman, Gary Knight. Jerry will not be an employee of the company and is not expected to have involvement in the day to day operations.

What do I do if I am contacted by a member of the media about the transaction?

This transaction may generate interest from the media and other third parties, and it is important for Swift to continue to speak with one voice. If you receive any inquiries or questions from the media or others outside of Swift, please refer them to Cozette Phifer at Cozette_Phifer@swifttrans.com or (602)469-3199.

Where can I go for more information?

For the sake of open communication and transparency, Richard Stocking and Ginnie Henkels invite all of you to a Company-wide conference call, this afternoon, at 4:30 PM (ET)/1:30 PM (PT). The call-in number is (844) 236-5642, in the U.S., and (562) 508-4617, outside the U.S. The event passcode is 4785913.

To maximize efficiency, Richard will address the organization and then answer your pre-submitted questions. Please submit all questions in the form of an email to AskRichard@swifttrans.com, prior to 3:00 PM (ET)/12:00 PM (PT), today.

COMPANY DRIVERS

How long will all of this take?

We anticipate the transaction will be complete in the third quarter of 2017.

How will this affect my pay and benefits?

Immediately following the Closing, we expect that your retirement and welfare benefits will remain the same as they were prior to closing, unless necessary by regulatory requirements. And in fact, as outlined in the Company Driver Loyalty Bonus Letter, eligible drivers will earn an additional bonus during this transaction. Mileage based drivers will earn an additional $.01 per dispatched mile for miles driven between May 1, 2017 through the close of transaction, which is expected to occur in the third quarter of 2017. Hourly drivers will earn 3.0% bonus on any wages earned between May 1, 2017 and the close of the transaction. The bonus will be paid approximately two weeks after the close date of the transaction. These programs are in addition to our existing quarterly Driver Ranking bonus and any other incentive/reward programs already in place. Please see the Company Driver Loyalty Bonus letter on the Driver Portal for more details.

Will the Driver Ranking Program remain for Swift Drivers or be offered to Knight Drivers?

Swift’s Driver Ranking Program and the associated quarterly bonuses will remain for all Swift Company Drivers. The program will not be offered to Knight Drivers. Knight Drivers will continue to be paid according to their current pay and bonus/reward plans.

Will my Terminal Leader or Driver Leader change?

Leadership of Swift drivers is not changing. You will continue to work with your Swift Driver Leader, your terminal/on-site team and all the driver support departments within Swift.

Will this affect Swift’s home time policy?

This transaction does not affect Swift’s home time policy.

Will Swift Drivers have access to Knight terminals and vice versa?

This transaction creates joint ownership which enables both companies to continue to operate separately. Therefore, Swift Drivers will only access Swift terminals and support departments and Knight drivers will only access Knight service centers.

How will freight distribution be different? Will Swift Drivers pick up Knight loads and vice versa?

As both companies will continue to operate independently there will be no combining or mingling of freight. Swift drivers will only pick up and haul freight for Swift customers and Knight drivers will only pick up and haul freight for Knight customers.

Will both companies share equipment? Will Swift Drivers be in Knight trucks and vice versa?

Swift and Knight will continue to operate all equipment separately. Swift Drivers will only be in Swift trucks, pulling Swift trailers, and Knight drivers will only be in Knight trucks, hauling Knight trailers.

What do I do if I am contacted by other drivers or outside parties?

If you receive any questions from other drivers or outside of Swift, please refer them to the press release on our website or have them email communications@swifttrans.com.

Where can I go for more information?

For the sake of open communication and transparency, Richard Stocking and Ginnie Henkels invite all of you to a Company-wide conference call, this afternoon, at 4:30 PM (ET)/1:30 PM (PT). The call-in number is (844) 236-5642, in the U.S., and (562) 508-4617, outside the U.S. The event passcode is 4785913.

To maximize efficiency, Richard will address the organization and then answer your pre-submitted questions. Please submit all questions in the form of an email to AskRichard@swifttrans.com, prior to 3:00 PM (ET)/12:00 PM (PT), today.

OWNER/OPERATORS

Will this affect my Independent Contractor Operating Agreement (i.e., “ICOA”) with Swift?

Your ICOA will remain the same.

Will there be an incentive to stay?

Yes. As outlined in the Independent Contractor Capacity Incentive Letter, eligible Owner/Operators will receive a $250 fuel credit. Owner/Operators will be eligible if you are under contract by May 1st, 2017 and remain under contract through the close of transaction, anticipated to be 3-4 months. The incentive will be awarded approximately two weeks after the close date of the transaction.

Will my Driver Leader change?

No. There will be no change to Fleet Leadership. You will continue to work with your Swift Driver Leader, your terminal/on-site team and all the support departments within Swift.

Will Swift Independent Contractors have access to Knight terminals and vice versa?

Swift Independent Contractors will only access Swift terminals and support departments and Knight Independent Contractors will only access Knight service centers.

How will freight distribution be different? Will Swift Independent Contractors pick up Knight loads and vice versa?

As both companies will continue to operate independently there will be no combining or mingling of freight. Swift Independent Contractors will only pick up and haul freight for Swift customers and Knight Independent Contractors will only pick up and haul freight for Knight customers.

Will both companies share equipment?

Swift and Knight will continue to operate all equipment separately.

What do I do if I am contacted by other Independent Contractors?

If you receive any questions from other Independent Contractors, please refer them to the press release on our website or have them email communications@swifttrans.com.

Where can I go for more information?

For the sake of open communication and transparency, Richard Stocking and Ginnie Henkels invite all of you to a Company-wide conference call, this afternoon, at 4:30 PM (ET)/1:30 PM (PT). The call-in number is (844) 236-5642, in the U.S., and (562) 508-4617, outside the U.S. The event passcode is 4785913.

To maximize efficiency, Richard will address the organization and then answer your pre-submitted questions. Please submit all questions in the form of an email to AskRichard@swifttrans.com, prior to 3:00 PM (ET)/12:00 PM (PT), today.

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Swift Transportation Company’s (the “Company”) and Knight Transportation, Inc.’s (“Knight”) public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at Company’s website at http://investor.swifttrans.com/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to 2200 S. 75th Ave., Phoenix, AZ 85043, or by telephone at 1-800-800-2200. The documents filed by Knight with the SEC may be obtained free of charge at Knight’s website at www.knighttrans.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Knight by requesting them in writing to 20002 N 19th Ave, Phoenix, AZ 85027, or by telephone at 602-269-9700.

In connection with the proposed transaction, the Company intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Knight and the Company and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND KNIGHT ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to the shareholders of each party seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company or Knight as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about the Company’s directors and executive officers in its definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2016, and in other documents filed with the SEC by the Company and its directors and executive officers. Additional information regarding the interests of these directors and executive officers in the proposed transaction will be included in the registration statement, joint proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from the Company as described above.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed Merger, including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts.

These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks, uncertainties and other factors previously disclosed in the Company’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following risks, uncertainties and other factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the approval of the Company’s stockholders or the failure to satisfy other conditions to completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceeding that may be instituted against the Company or others following the announcement of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the Merger may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating the Company’s employees or operations; the potential diversion of the Company’s management’s attention resulting from the proposed Merger; economic conditions, including future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which the Company has a significant concentration of customers; increasing competition from trucking, rail, intermodal, and brokerage competitors; increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention; additional risks arising from contractual agreements with owner-operators that do not exist with Company drivers; the loss of key employees or inability to identify and recruit new employees; the Company’s dependence on third parties for intermodal and brokerage business; potential failure in computer or communications systems; the consequences of any armed conflict involving, or terrorist attack against, the United States; inflationary, deflationary and other general economic trends; seasonal factors such as severe weather conditions that increase operating costs; the possible re-classification of owner-operators as employees; changes in rules or legislation by the National Labor Relations Board, Congress, or states and/or union organizing efforts; government regulation with respect to captive insurance companies; uncertainties and risks associated with operations in Mexico; significant reduction in, or termination of, the Company’s trucking services by a key customer; the Company’s significant ongoing capital requirements; volatility in the price or availability of fuel, as well as the Company’s ability to recover fuel prices through a fuel surcharge program; fluctuations in new and used equipment prices or replacement costs, and the potential failure of manufacturers to meet their sale and trade-back obligations; the impact that the combined company’s leverage may have on the way it operates its business and its ability to services debt, including compliance with its debt covenants; restrictions contained in its debt agreements; adverse impacts of insuring risk through captive insurance companies, including the need to provide restricted cash and similar collateral for anticipated losses; potential volatility or decrease in the amount of earnings as a result of the claims exposure through captive insurance companies and third-party insurance; goodwill impairment; fluctuations in interest rates; the outcome of pending or future litigation; the effects of losses from natural catastrophes in excess of insurance coverage; and the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors. Actual results may differ materially from those projected in the forward-looking statements. The Company does not undertake to update any forward-looking statements.